Exhibit 10.77
FIRST AMENDMENT TO
REAL ESTATE PURCHASE AND SALE AGREEMENT
     THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of February 16, 2007 by and among SP-K Development, LLC, SP-B1 Development, LLC, SP-A Development, LLC, SP-B2 Development, LLC, SP-D Development, LLC, SP-E Development, LLC, SP-J Development, LLC, 110 Munson Street, LLC, SP-C Development, LLC and Lyme Properties LLC, each a Delaware limited liability company, and collectively, the “Seller” and BioMed Realty, L.P., a Maryland limited partnership (the “Purchaser”), having an office at 17140 Bernardo Center Drive, Suite 222, San Diego, California 92128, with a facsimile number of (858) 485-9843. The Seller has an office c/o Lyme Properties LLC, 101 Main Street, 18th floor, Cambridge, MA 02142 Attn: Robert L. Green, with a facsimile number of (617) 225-2133.
     The parties desire to make certain amendments to a certain Real Estate Purchase and Sale Agreement entered into by them with an Effective Date of January 29, 2007 (the “P&S”).
     Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the P&S.
     In consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:
     1. Section 6.1. Section 6.1 of the P&S is hereby amended by adding the following provisions as clauses (o) and (p) thereof, respectively:
          “(o) The descriptions of the Property set forth in any conveyancing documents shall be reasonably acceptable to Purchaser. Purchaser and Seller hereby agree to cooperate reasonably and in good faith to agree upon such descriptions of the Property set forth in any conveyancing documents as are reasonably acceptable to Purchaser.
          (p) If (i) any condition to closing favoring either Purchaser or Seller is not satisfied on the Closing Date (as the same may be adjourned or extended under any express right herein), (ii) such party does not waive such condition and (iii) the failure of such condition does not result from the breach of this Agreement by such party, then such party may terminate this Agreement by delivery of written notice to the other party. Upon any such termination, without further action of the parties, this Agreement shall become null and void and no party shall have any further rights or obligations under this Agreement, except the return of the Deposit to the Purchaser and the Surviving Obligations.”

     2. Schedule 6.1(d). The P&S is hereby amended by deleting Schedule 6.1(d) in its entirety and replacing it with Exhibit A attached hereto.
     3. Study Period/Section 4.1. Upon the execution of this Amendment by Purchaser, the Study Period shall be deemed expired, Purchaser shall be deemed to have waived any right to give a Title Objection Notice or to make any Purchaser Title Objections under Section 4.1 of the P&S, and the P&S (including, without limitation, the Updates distributed to Purchaser on February 13, 2007), as amended hereby, shall be ratified and confirmed.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, Seller and Purchaser hereto have executed this Amendment as of the date first written above.

SELLER:

SP-K DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16, 2007

SP-B1 DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

SP-A DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

SP-B2 DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

SP-D DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

SP-E DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

SP-J DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

110 MUNSON STREET, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

SP-C DEVELOPMENT, LLC, a Delaware limited liability company

By: Lyme Properties LLC, a New Hampshire limited liability company, its sole Manager

By:	/s/ GEORGE LIGHTBODY

	Name:	George Lightbody
	Its:	CFO
	Date:	2/16 , 2007

LYME PROPERTIES LLC, a New Hampshire limited liability company

By:	/s/ GEORGE LIGHTBODY

Name: George Lightbody
Its: CFO
Date: 2/16 , 2007

PURCHASER:

BIOMED REALTY, L.P.

By: /s/ ALAN D. GOLD

Name: Alan D. Gold
Title: CEO & President
Date: 2-16 , 2007

By: /s/ GARY A. KREITZER

Name: Gary A. Kreitzer
Title: Executive Vice President
Date: 2-16 , 2007